United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 3, 2012

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On June 25, 2012, Fidelity National Information Services, Inc. ("FIS") entered into a definitive agreement to sell its Healthcare Benefit Solutions business to Lightyear Capital. The transaction is expected to close by the end of the third quarter of 2012, subject to required regulatory approvals and customary closing conditions. In accordance with U.S. generally accepted accounting principles, the Healthcare Benefit Solutions business will be classified as a discontinued operation for all periods presented effective in the second quarter of 2012.

FIS management desires to furnish timely information to investors to improve the understanding of the Company's operating performance. The purpose of the schedules included in Exhibit 99.1 is to recast the operating results of FIS for the quarters ended March 31, 2012 and March 31, June 30, September 30, and December 31, 2011 and full year 2011 and 2010 in a manner consistent with how FIS will report results beginning with the quarter ended June 30, 2012. These schedules present the revenues and expenses for the Healthcare Benefit Solutions business as discontinued operations. Discontinued operations are reflected separately, net of tax below net earnings from continuing operations.

The exhibit included with this filing contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). FIS’ management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes these non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP.

The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the historical financial data is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Fidelity National Information Services, Inc. Supplemental Financial Schedules

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date July 3, 2012	By:	/s/ Michael D. Hayford
		Name:	Michael D. Hayford
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date July 3, 2012	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Fidelity National Information Services, Inc. Supplemental Financial Schedules